UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Perma-Fix Environmental Services, Inc.

(Name of Registrant as Specified In Its Charter)

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PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING

To Be Held July 22, 2020

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (“Company”, “we”, “our”, or “us”) will be held in a virtual-only meeting format conducted via live audio webcast located at https://www.cstproxy.com/perma-fix/2020 on Wednesday, July 22, 2020, at 11:00 a.m. (EDST).

This year, out of an abundance of caution, to proactively deal with the unprecedented health impact of COVID-19, and to mitigate risks to the health and safety of our communities, shareholders, employees and other stakeholders, we will hold our Meeting in a virtual-only format, which will be conducted via live audio webcast.

The following matters will be considered at the Meeting:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (Proposal 1);

2.	To approve the First Amendment to the Company’s 2017 Stock Option Plan (Proposal 2);

3.	To ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm of the Company for the 2020 fiscal year (Proposal 3);

4.	To approve, on an advisory basis, the 2019 compensation of our named executive officers as described herein (Proposal 4); and

5.	To transact such other business as may properly come before the Meeting and at any adjournments thereof.

Only stockholders of record at the close of business on June 2, 2020, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

Attending the Virtual Meeting

As described in the proxy materials for the Meeting, you are entitled to attend and participate in the virtual Meeting if you were a stockholder of record as of the close of business on June 2, 2020, the record date, or if you hold a legal proxy for the Meeting provided by your bank, broker-dealer or other similar organization. The accompanying proxy material include instructions on how to participate in the virtual Meeting and how to vote your shares of the Company’s stock at the virtual Meeting.

Stockholders participating in the virtual Meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Meeting using the virtual meeting website.

The Company is taking advantage of the rules of the Securities and Exchange Commission that allow issuers to provide electronic access to proxy materials over the Internet instead of mailing printed copies of those materials to each stockholder. The Company believes that furnishing these materials electronically allows us to more efficiently provide our stockholders with our proxy materials while reducing costs and reducing the impact of the Meeting on the environment. If you would like us to send you printed copies of our proxy statement and accompanying materials, we will be happy to do so upon your request at no charge. For more information, please refer to the Notice of Internet Availability of Proxy Materials (the “Notice”) that we are mailing to holders of record on or about June 12, 2020. The Notice also provides instructions as to how you may vote your proxy.

Your vote is important. Whether or not you plan to attend the virtual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the Meeting.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 22, 2020: This Proxy Statement, the Proxy Card, and our Annual Report for 2019 are available at: https://www.cstproxy.com/perma-fix/2020

By order of the Board of Directors

Ben Naccarato
Secretary

Atlanta, Georgia

June 12, 2020

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 22, 2020

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (“Perma-Fix”, the “Company”, “we”, “our”, or “us”) at the close of business on June 2, 2020 (the “Record Date”). This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the virtual-only 2020 Annual Meeting of Stockholders to be held on Wednesday, July 22, 2020, at 11:00 a.m. (EDST), and any adjournments thereof (the “Meeting”). By use of a proxy, you may vote whether or not you plan to attend the virtual Meeting. This Proxy Statement describes the matters on which the Board would like you to vote, and provides information on those matters, so that you can make an informed decision.

Who is entitled to vote at the Meeting?

Only the holders of our Common Stock at the close of business on the Record Date will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 12,135,129 shares of Common Stock were outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

When and how will the virtual-only Meeting be held?

Attending the Meeting. Due to the emerging public health impact of the COVID-19, we have decided to hold the Meeting virtually. We are sensitive to public health and travel concerns our stockholders may have.

The Company will hold the Meeting on Wednesday, July 22, 2020 at 11:00 a.m., Eastern Time, in a virtual meeting format only, via live audio webcast, in order to provide a consistent and convenient experience to stockholders, regardless of location. You will not be able to attend the Meeting in person.

You are entitled to attend and participate in the Meeting if you were a stockholder of record as of the close of business on June 2, 2020, the record date, or if you hold a legal proxy for the Meeting provided by your bank, broker-dealer or other similar organization. To register for the Meeting, please follow the instructions below based on your form of ownership of our Common Stock:

Stockholder of Record: If your shares of our Common Stock are registered directly in your name with Continental Stock Transfer & Trust (“Continental”), our stock transfer agent, you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may register to attend the Meeting by visiting the virtual meeting website located at https://www.cstproxy.com/perma-fix/2020, entering the 12-digit control number that you received on your proxy card or notice and clicking on the link to pre-register. You will need to log in to the virtual meeting website at https://www.cstproxy.com/perma-fix/2020 prior to the start of the Meeting using your control number. Pre-registration (available starting Friday, July 17, 2020 at 11:00 a.m. Eastern Time) is recommended but not required for stockholders of record.

Beneficial Owner of Stock Held in Street Name: If your shares of our Common Stock are held in a stock brokerage account or by a bank, broker or other nominee, the bank, broker or other nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” In order to attend the Meeting as a beneficial owner of our stock held in street name, you must obtain a legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares. You should then e-mail a copy of your legal proxy to Continental at proxy@continentalstock.com no later than 5:00 p.m. Eastern Time on July 17, 2020. After contacting Continental, you will receive an email prior to the Annual Meeting with a link and instructions for attending the Meeting. You may also contact Continental at 917-262-2373.

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Stockholders participating in the virtual-only Meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Meeting using the virtual meeting website.

Stockholders will also have the option to listen to the virtual-only Meeting by telephone (but will not have the ability to vote or submit questions) by calling the following numbers and entering the passcode when prompted:

●	Within the U.S. and Canada: (877) 770-3647 (toll-free); passcode: 60805259#

●	Outside of the U.S. and Canada: (312) 780-0854 (standard rates apply); passcode: 60805259#

A replay of the Meeting will be available on the virtual Meeting website until July 21, 2121.

Asking Questions. The Company intends the virtual meeting format to approximate an in-person experience for our stockholders. During the Meeting, stockholders may submit questions by typing in the “Submit a Question” box on the virtual meeting website. We will review all questions submitted during the Meeting and we intend to answer pertinent questions submitted, as time permits.

Technical Support. Please visit the virtual meeting website located at https://www.cstproxy.com/perma-fix/2020 in advance of the Meeting to ensure accessibility. Technical support in connection with the virtual meeting platform will be availability by telephone at (917) 262-2373 beginning at 9:00 a.m. Eastern Time on Friday, July 17, 2020 through the conclusion of the Meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Chrome, Firefox) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet or telephone connection, as applicable, whenever you intend to participate in the Meeting and you should allow plenty of time to log in or call in to ensure that you can hear audio prior to the start of the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy material?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed or electronic set of the proxy materials. Stockholders may request to receive proxy materials in printed form by following the instructions in the Notice. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

What vote is required to approve the matters being considered?

●	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The approval of the First Amendment to the 2017 Stock Option Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The approval of the 2019 compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. While the Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding and is advisory in nature.

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Are abstentions counted?

If your proxy indicates an abstention from voting on a proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on such proposal at the Meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors, (b) will have the effect of a vote against the approval of the First Amendment to the 2017 Stock Option Plan, (c) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm, and (d) will have the effect of a vote against the resolution on executive compensation.

How do I cast my vote?

If you are a stockholder whose shares are registered in your name, you may vote your shares at the virtual Meeting or by one of the following methods:

●	Vote by Internet, by going to the web address www.cstproxyvote.com and following the instructions for Internet voting.

●	Vote by Telephone, by calling toll free 1-866-894-0536 and following the instructions provided by the recorded message.

●	Vote by Proxy Card (if you requested printed copy), by completing, signing, dating and mailing the proxy card in the envelope provided. If you vote by internet or by telephone, please do not mail your proxy card.

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting during the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. You should follow the instructions received from that organization to vote your shares. If you wish to vote in person at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares. If you wish to vote at the Meeting, you should follow the instructions above under “When and how will the virtual-only Meeting be held? – Attending the Meeting – Beneficial Owner of Stock Held in Street Name” to register for the Meeting and obtain credentials that will enable you to attend and to vote at the Meeting.

Whether or not you plan to attend the virtual-only 2020 Annual Meeting of Stockholders, please submit your vote either by internet, telephone, or by written proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Meeting. You can change your vote by:

●	executing and submitting a revised proxy;

●	providing a written revocation to the Secretary of the Company; or

●	voting at the virtual Meeting.

What constitutes a quorum?

A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. If your proxy indicates an abstention from voting on a proposal, the shares represented will nonetheless be counted as present for the purpose of determining a quorum.

Will my shares be voted if I do not provide my proxy?

No. If your shares are registered in your name, they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by internet, by telephone, by completing, signing and delivering a proxy (if you requested a printed copy), or by attending the Meeting and voting at the Meeting.

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Who votes shares held in “street name”?

If your shares of Common Stock are held by a bank, broker or other nominee as custodian on your behalf, you are considered a “beneficial” stockholder of those shares, which are said to be held in “street name.” As a beneficial stockholder, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter. In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these non-discretionary matters for which specific authorization is required. Under NYSE interpretations, Proposal 1 (election of directors), Proposal 2 (approval of the First Amendment to the 2017 Stock Option Plan) and Proposal 4 (advisory vote on executive compensation) are considered non-routine matters. However, since broker non-votes are not counted in any vote requiring a plurality of votes cast (Proposal 1) or a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 2 and Proposal 4), broker non-votes will have no effect on the outcome of either of these proposals. Proposal 3 (ratification of the selection of the independent registered public accounting firm for 2020) is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Who will count the votes?

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Where can I find the voting results of the Meeting?

We will announce the preliminary voting results at the Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Meeting.

Who is paying the cost of this solicitation?

The accompany proxy is solicited by and on behalf of the Board of Directors of the Company, and the cost of such solicitation will be borne by the Company. In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, e-mail or personal interview. The Company has also engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $13,000 in total. The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?

A list of stockholders entitled to vote at the Meeting will be open to examination by any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Restated Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next Annual Meeting of Stockholders and their successors have been duly elected and qualified or until their earlier resignation or removal. Successors to those directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors may fill vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The six nominees for membership on our Board of Directors named below were recommended by our Corporate Governance and Nominating Committee to serve as members of the Board of Directors. All nominees are incumbent directors and meet the qualifications for membership on our Board of Directors as set forth in the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”).

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The Company’s Bylaws provide that the number of the Company’s directors shall be at least three and no more than eight, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The Board of Directors has set the size of the Board at six members.

Nominees for Directors

The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

Dr. Louis F. Centofanti Director Age: 76

Dr. Centofanti, the founder of the Company and a director of the Company since its inception in 1991, currently holds the position of Executive Vice President (“EVP”) of Strategic Initiatives. Effective January 26, 2018, Dr. Centofanti was appointed to the position of President of PF Medical and is no longer a member of the Supervisory Board of PF Medical (a position he had held since June 2, 2015). From March 1996 to September 8, 2017 and from February 1991 to September 1995, Dr. Centofanti held the position of President and Chief Executive Officer (“CEO”) of the Company. Dr. Centofanti served as Chairman of the Board from the Company’s inception in February 1991 until December 16, 2014. In January 2015, Dr. Centofanti was appointed by the U.S Secretary of Commerce Penny Prizker to serve on the U.S. Department of Commerce’s Civil Nuclear Trade Advisory Committee (CINTAC). The CINTAC is composed of industry representatives from the civil nuclear industry and meets periodically throughout the year to discuss the critical trade issues facing the U.S. civil nuclear sector. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President (“SVP”) of USPCI, Inc., a large publicly-held hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he and Mark Zwecker founded PPM, Inc. (later sold to USPCI), a hazardous waste management company specializing in treating PCB-contaminated oil. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As founder of Perma-Fix and PPM, Inc., and as a senior executive at USPCI, Dr. Centofanti combines extensive business experience in the waste management industry with a drive for innovative technology which is critical for a waste management company. In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s Nuclear business. Dr. Centofanti’s comprehensive understanding of the Company’s operations and his extensive knowledge of its history, coupled with his drive for innovation and excellence, positions Dr. Centofanti to optimize our role in this competitive, evolving market, and led the Board to conclude that he should serve as a director.

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Joseph T. Grumski, Director Age 59

Effective February 4, 2020, Mr. Grumski was unanimously elected by the Board as a director to fill the vacancy left by Mr. Stanley Robert Cochran’s resignation effective October 18, 2019. Since May 2013, Mr. Grumski has been President and CEO and a board member of TAS Energy Inc. (“TAS”), a privately-held company that delivers efficient modular systems manufactured offsite and utilized in power, data centers, industrial and commercial applications. TAS has successfully managed over 400 projects in over 32 countries. From 1997 to February 2013, Mr. Grumski was employed with Science Applications International Corporation (“SAIC”) (NYSE: SAIC), a publicly-held company that provides government services and information technology support. During his employment with SAIC, Mr. Grumski held various senior management positions, including the positions of President of SAIC’s Energy, Environment & Infrastructure (“E2I”) commercial subsidiary and General Manager of the E2I Business Unit. SAIC’s E2I commercial subsidiary and Business Unit is comprised of approximately 5,200 employees performing over $1.1B of services for federal, commercial, utility and state customers. Mr. Grumski’s many accomplishments with SAIC included growing SAIC’s $300M federal environmental business to a top ranked, $1.1B business; receiving National Safety Council “Industry Leader” award in 2009; and receiving highest senior executive performance rating three years in a row. Mr. Grumski began his career with Gulf Oil Company and has progressed through senior level engineering, operations management, and program management positions with various companies, including Westinghouse Electric Corporation and Lockheed Martin, Inc. Mr. Grumski received a B.S. in Mechanical Engineering from The University of Pittsburgh and a M.S in Mechanical Engineering from West Virginia University.

Mr. Grumski has had an extensive career in solving and overseeing solutions to complex issues involving both domestic and international concerns. In addition, his extensive services to the government sector as well the commercial sector provide solid experience for the continuing growth of the Company’s Treatment and Services Segment. His extensive knowledge and problem-solving experiences enhance the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Hon. Joe R. Reeder, Director Age: 72

Mr. Reeder, a director since 2003, is a principal shareholder in the law firm of Greenberg Traurig LLP, one of the nation’s largest U.S.-based law firms, with 41 offices and 2,200 attorneys worldwide, and served as Shareholder-in-Charge of the law firm’s Mid-Atlantic Region (1999-2008). His clientele includes celebrities, heads of state, sovereign nations, international corporations, and law firms. As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served three years as Chairman of the Panama Canal Commission’s Board, overseeing a multibillion-dollar infrastructure program. For the past 18 years, he has served on the Canal’s International Advisory Board. He has served on the boards of the National Defense Industry Association (“NDIA”), chairing NDIA’s Ethics Committee, the Armed Services YMCA, the Marshall Legacy Institute, and many other private companies and charitable organizations. After successive 4-year appointments by Virginia Governors Mark Warner and Tim Kaine, Mr. Reeder served seven years as Chairman of two Commonwealth of Virginia military boards, and 10 years on the USO Board of Governors. Mr. Reeder was appointed by Governor Terry McAuliffe to the Virginia Military Institute’s Board of Visitors (2014), and reappointed in 2018 by current Virginia Governor Ralph Northam. Mr. Reeder, who’s been a television commentator on legal and national security issues, was named Washington Super Lawyer, most recently, 2020. Among other corporate positions, he’s been a director since September 2005 for ELBIT Systems of America, LLC, a subsidiary of Elbit Systems Ltd. (NASDAQ: ESLT), that provides product and system solutions focusing on defense, homeland security, and commercial aviation. Mr. Reeder served on the Washington First Bank board from 2004 to 2017, and, since January 2018, has served on the board of Sandy Spring Bancorp, Inc. (NASDAQ: SASR), and, since April 2018, its Audit Committee.

In May 2018 Mr. Reeder was appointed to the Advisory Council Bid Protest Committee to the United States Court of Federal Claims.

A West Point graduate who served in the 82nd Airborne Division after Ranger School, he earned his J.D. from the University of Texas, and L.L.M. from Georgetown University.

Mr. Reeder’s career has focused on solving and overseeing solutions to complex domestic and international issues. This experience has enhanced the Board’s ability to address major challenges in the nuclear market, as well as day-to-day corporate challenges, which is why the Board values his service as a director.

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Larry M. Shelton Board Chairman Age: 66

Mr. Shelton, a director since July 2006, has also held the position of Chairman of the Board of the Company since December 16, 2014. Mr. Shelton served as the Chief Financial Officer (“CFO”) of S K Hart Management, LLC, a private investment management company (“S K Hart Management”), from 1999 until August 31, 2018, when he resigned from his duties as CFO to pursue personal interests. Mr. Shelton served as President of Pony Express Land Development, Inc. (an affiliate of SK Hart Management), a privately held land development company, from January 2013 until August 2017, and has served on its board since December 2005. Mr. Shelton served as Director and CFO of S K Hart Ranches (PTY) Ltd, a private South African Company involved in agriculture, from March 2012 to March 2020. Mr. Shelton continues to provide advisory services to S K Hart Ranches (PTY) Ltd. Mr. Shelton served as a member of the Supervisory Board of PF Medical from April 2014 to December 2016. Mr. Shelton has over 20 years of experience as an executive financial officer for several waste management companies, including as CFO of Envirocare of Utah, Inc. (now EnergySolutions, Inc. (1995–1999)), a privately held nuclear waste services company, and as CFO of USPCI, Inc. (1982–1987), then a NYSE- listed public company engaged in the hazardous waste business. Since July 1989, Mr. Shelton has served on the board of Subsurface Technologies, Inc., a privately held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development. Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With his years of accounting experience as CFO for various companies, including a number of waste management companies, Mr. Shelton combines extensive industry knowledge and understanding of accounting principles, financial reporting requirements, evaluating and overseeing financial reporting processes and business matters. These factors led the Board to conclude that he should serve as a director.

Hon. Zach P. Wamp, Director Age: 62	Mr. Wamp, a director since January 2018, is currently the President of Zach Wamp Consulting, a position he has held since 2011. As the President and owner of Zach Wamp Consulting, he has served some of the most prominent companies from Silicon Valley to Wall Street as a business development consultant and advisor. From September 2013 to November 2017, Mr. Wamp chaired the Board of Directors for Chicago Bridge and Iron Federal Services, LLC (a subsidiary of Chicago Bridge & Iron Company, NYSE: CBI, which provides critical services primarily to the U.S. government). From January 1995 to January 2011, Mr. Wamp served as a member of the U.S. House of Representatives from Tennessee’s 3rd Congressional District. His district included the Oak Ridge National Laboratory, with strong science and research missions from energy to homeland security. Among his many accomplishments, which included various leadership roles in the advancement of education and science, Mr. Wamp was instrumental in the formation and success of the Tennessee Valley Technology Corridor, which created thousands of jobs for Tennesseans in the areas of high-tech research, development, and manufacturing. During his career in the political arena, Mr. Wamp served on several prominent subcommittees during his 14 years on the House Appropriations Committee, including serving as a “ranking member” of the Subcommittee on Military Construction and Veterans Affairs and Related Agencies. Mr. Wamp has been a regular panelist on numerous media outlets and has been featured in a number of national publications effectively articulating sound social and economic policy. Mr. Wamp’s business career has also included work in the real estate sector for a number of years as a licensed industrial-commercial real estate broker where he was named Chattanooga’s Small Business Person of the Year. He is a founding partner in Learning Blade, the nation’s premiere STEM education platform, which is now operating at some level in 28 states.

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Mr. Wamp has an extensive career in solving and overseeing solutions to complex issues involving domestic concerns. In addition, his wide-ranging career, particularly with respect to his government-related work, provides solid experience for the continuing growth of the Company’s Treatment and Services Segments. His extensive knowledge and problem-solving expertise enhance the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Mark A. Zwecker, Director Age: 69

Mark Zwecker, a director since the Company’s inception in January 1991, previously served as the CFO and a board member for JCI US Inc. from 2013 until his retirement on December 31, 2019. JCI US Inc. is a telecommunications company and wholly-owned subsidiary of Japan Communications, Inc. (Tokyo Stock Exchange (Securities Code: 9424)), which provides cellular service for M2M (machine to machine) applications. From 2006 to 2013, Mr. Zwecker served as Director of Finance for Communications Security and Compliance Technologies, Inc., a wholly-owned subsidiary of JCI US Inc. that develops security software products for the mobile workforce. From 1997 to 2006, Mr. Zwecker served as President of ACI Technology, LLC, an IT services provider, and from 1986 to 1998, he served as Vice President of Finance and Administration for American Combustion, Inc., a combustion technology solutions provider. In 1983, with Dr. Centofanti, Mr. Zwecker co-founded a start-up, PPM, Inc., a hazardous waste management company. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

As a director since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board. With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker combines extensive knowledge of accounting principles, financial reporting rules and regulations, the ability to evaluate financial results, and understanding of financial reporting processes. He has an extensive background in operating complex organizations. Mr. Zwecker’s experience and background position him well to serve as a member of our Board. These factors led the Board to conclude that he should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES AS THE COMPANY’S DIRECTORS.

Board of Director Independence

Our Common Stock is listed on the Nasdaq Capital Market. Rule 5605 of the Nasdaq Marketplace Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our Board annually undertakes a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Stanley Robert Cochran (a director until October 18, 2019), Joseph T. Grumski (a director effective February 4, 2020), Joe R. Reeder, Larry M. Shelton, Zach P. Wamp and Mark A. Zwecker is/was an “independent director” as defined under the Nasdaq Marketplace Rules. Our Board of Directors has also determined that each member of our Audit Committee, consisting of Mark A. Zwecker (Chairperson), Larry M. Shelton, Stanley Robert Cochran (who was a member of the Audit Committee until October 18, 2019), Zach P. Wamp (who was a member of the Audit Committee from October 18, 2019 to April 16, 2020), and Joseph T. Grumski (who became a member of the Audit Committee effective April 16, 2020) and each member of our Compensation and Stock Option Committee, consisting of Larry M. Shelton (Chairperson), Joe R. Reeder, and Mark A. Zwecker, satisfy/satisfied the independence standards for such committees established by the Commission and the Nasdaq Marketplace Rules, as applicable. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Our Board of Directors has determined that Dr. Louis F. Centofanti is not deemed to be an “independent director” because of his employment as a senior executive of the Company.

Stanley Robert Cochran’s decision to resign from the Company’s Board effective October 18, 2019 was based on personal reasons and was not as a result of any disagreement with the Company or due to any matter relating to the Company’s operations, policies, or practices.

Board Leadership Structure

We currently separate the roles of Chairman of the Board and CEO. The Board believes that this leadership structure promotes balance between the Board’s independent authority to oversee our business, and the CEO and his management team, who manage the business on a day-to-day basis.

The Company does not have a written policy with respect to the separation of the positions of Chairman of the Board and CEO. The Company believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time; therefore, the Company’s leadership structure may change in the future as circumstances may dictate.

Mark A. Zwecker, a current member of our Board, continues to serve as the Independent Lead Director, a position he has held since February 2010. The Lead Director’s role includes:

●	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;
●	acting as liaison between directors, committee chairs and management;
●	serving as information sources for directors and management; and
●	carrying out responsibilities as the Board may delegate from time to time.

Meetings and Committees of the Board of Directors

During 2019, the Board of Directors held eight meetings. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2019. The Company does not currently have a policy with respect to the attendance of its directors at annual meetings; however, the Company encourages each of its directors to attend whenever possible. All members of our Board of Directors attended our 2019 Annual Meeting of Stockholders. The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Corporate Governance and Nominating Committee, and Strategic Advisory Committee.

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Audit Committee:

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, the Company’s management of cybersecurity and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

●	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

●	pre-approves all auditing services and permitted non-audit services;

●	annually considers the qualifications and independence of the independent auditors;

●	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

●	reviews and approves the scope of the annual audit;

●	reviews and discusses with the independent auditors the audited financial statements;

●	reviews and provides oversight of the Company’s cybersecurity polices;

●	reviews and provides oversight of any related party transactions; and

●	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with the requirements of the Exchange Act and the listing requirements of the Nasdaq and is governed by an Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.perma-fix.com. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters. The Audit Committee has the authority to retain internal or external legal counsel and other experts in connection with performing the Audit Committee duties.

The Audit Committee members during 2019 were Mark A. Zwecker (Chairperson), Larry M. Shelton and Zach P. Wamp, who replaced Stanley Robert Cochran as a member of the Audit Committee effective October 18, 2019 upon Mr. Cochran’s resignation from the Board effective on such date. Effective April 16, 2020, Joseph T. Grumski replaced Zach P. Wamp as a member of the Audit Committee. The Board of Directors has determined that each member of the Audit Committee is/was “independent,” as that term is defined for an audit committee member under the Exchange Act and Nasdaq Rule 5605(c) and is/was an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee meets at least quarterly and at such additional times as necessary or advisable. The Audit Committee held eleven meetings during 2019.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee (“Compensation Committee”) reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Compensation Committee also administers the Company’s stock option plans. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. No compensation consultant was employed during 2019. Members of the Compensation Committee during 2019 were Larry M. Shelton (Chairperson), Joe R. Reeder, and Mark A. Zwecker. All members of the Compensation Committee are/were “independent” as that term is defined by current Nasdaq listing standards. The Compensation Committee meets as often as may be deemed necessary or appropriate in its judgment. The Compensation held five meetings during 2019. The Compensation Committee is governed by the Company’s Compensation and Stock Option Committee Charter, which is available on our website at www.perma-fix.com.

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Corporate Governance and Nominating Committee:

The Corporate Governance and Nominating Committee (“Nominating Committee”) recommends to the Board of Directors candidates to fill vacancies on the Board and the nominees for election as directors at each annual meeting of stockholders. In making such recommendation, the Nominating Committee takes into account information provided to them from the candidate, as well as the Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating Committee deems appropriate. The Company’s Bylaws sets forth certain minimum director qualifications to qualify for nomination for election as a director. To qualify for nomination or for election as a director, an individual must:

●	be an individual at least 21 years of age who is not under legal disability;
●	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;
●	not serve on the boards of more than three other publicly held companies;
●	satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Company is subject so as not to cause the Company to fail to satisfy any of the licensing requirements imposed by any such authority;
●	not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor” (as defined);
●	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and
●	have been nominated for election to the Board of Directors in accordance with the terms of the Bylaws.

In addition to the minimum director qualifications as mentioned above, in order for any proposed nominee to be eligible to be a candidate for election to the Board of Directors, such candidate must deliver to the Nominating Committee a completed questionnaire with respect to the background, qualifications, stock ownership and independence of such proposed nominee. The Nominating Committee reviews each candidate’s qualifications to include considerations of:

●	standards of integrity, personal ethics and values, commitment, and independence of thought and judgment;
●	ability to represent the interests of the Company’s stockholders;
●	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and
●	diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors. However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors from stockholders who meet each of the requirements set forth in the Bylaws, including, but not limited to, the requirements that any such stockholder own at least 1% of the Company’s shares of the Common Stock entitled to vote at the meeting on such election, has held such shares continuously for at least one full year, and continuously holds such shares through and including the time of the annual or special meeting. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors. Any stockholder nomination (“Proposed Nominee”) must comply with the requirements of the Company’s Bylaws and the Proposed Nominee must meet the minimum qualification requirements as discussed above. For a nomination to be made by a stockholder, such stockholder must provide advance written notice to the Nominating Committee, delivered to the Company’s principal executive office address (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders is made.

The Nominating Committee will evaluate the qualification of the Proposed Nominee and the Proposed Nominee’s disclosure and compliance requirements in accordance with the Company’s Bylaws. If the Board of Directors, upon the recommendation of the Nominating Committee, determines that a nomination was not made in accordance with the Company’s Bylaws, the Chairman of the Meeting shall declare the nomination defective and it will be disregarded.

Members of the Nominating Committee during 2019 were Joe R. Reeder (Chairperson), Zach P. Wamp, and Larry M. Shelton, who replaced Stanley Robert Cochran as a member of the Nominating Committee effective October 18, 2019 upon Mr. Cochran’s resignation from the Board at such date. The Nominating Committee meets at least quarterly and at such times as necessary or advisable and held four meetings in 2019. The Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com. All members of the Nominating Committee are/were “independent” as that term is defined by current Nasdaq listing standards.

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Strategic Advisory Committee:

The primary functions of the Strategic Advisory Committee (“Strategic Committee”) are to investigate and evaluate strategic alternatives available to the Company and to work with management on long-range strategic planning and identifying potential new business opportunities. The members of the Strategic Advisory Committee during 2019 were Dr. Louis F. Centofanti (who became a member and Chairperson of the committee to replace Stanley Robert Cochran, who resigned as a board member effective October 18, 2019), Joe R. Reeder, Mark A. Zwecker, and Larry M. Shelton. The Strategic Committee held four meetings in 2019.

Risk Oversight by Our Board

The Board is responsible for understanding the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling the Board’s oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls and cybersecurity (including oversight of appropriate risk prevention and mitigation strategies, systems, processes and controls). The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, cybersecurity management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. The participation of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our Company, including operational, financial, legal and regulatory, cybersecurity, and strategic and reputational risks. Each of our directors has access to our named executive officers and any other members of our management to discuss and monitor potential risks.

Code of Ethics

We have adopted a Code of Ethics that applies to all our executive officers, including our principal executive officer, principal financial officer, and controller. Our Code of Ethics is available on our website at www.perma-fix.com. If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment or waiver on our website.

Compensation of Directors

Directors who are employees receive no additional compensation for serving on the Board or its committees. In 2019, the Company provided the following annual compensation to non-employee directors:

●	non-qualified stock options to purchase 2,400 shares of Common Stock with each option having a 10-year term and being fully vested after six months from grant date;
●	a quarterly director fee of $8,000;
●	an additional quarterly fee of $5,500 and $7,500 to the Chairman of the Audit Committee and Chairman of the Board (non-employee), respectively; and
●	a fee of $1,000 for each board meeting attendance and a $500 fee for meeting attendance via conference call.

Each director may elect to have either 65% or 100% of such fees payable in Common Stock under the 2003 Outside Directors Stock Plan (“2003 Outside Directors Plan”), with the balance, if any, payable in cash.

Dr. Louis Centofanti, a current member of the Board, is not eligible to receive compensation for his service as a director of the Company as he is an employee (executive officer) of the Company.

The table below summarizes the director compensation expenses recognized by the Company for the director options and stock awards (resulting from fees earned) for the year ended December 31, 2019. The terms of the 2003 Outside Directors Plan are further described below under “2003 Outside Directors Plan.”

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Director Compensation

Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($) (1)	($) (2)	($) (3)	($)	($)	($)	($)

S. Robert Cochran(4)	—	39,305	5,458	—	—	—	44,763
Joe R. Reeder	—	49,337	5,458	—	—	—	54,795
Larry M. Shelton	23,800	58,928	5,458	—	—	—	88,186
Zach P. Wamp	13,125	32,503	5,458	—	—	—	51,086
Mark A. Zwecker	20,825	51,567	5,458	—	—	—	77,850

(1)	Under the 2003 Outside Directors Plan, each director elects to receive 65% or 100% of the director’s fees in shares of our Common Stock. The amounts set forth above represent the portion of the director’s fees paid in cash and exclude the value of the directors’ fee elected to be paid in Common Stock under the 2003 Outside Directors Plan, which values are included under “Stock Awards.”

(2)	The number of shares of Common Stock comprising stock awards granted under the 2003 Outside Directors Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the NASDAQ on the business day immediately preceding the date that the quarterly fee is due. Such shares are fully vested on the date of grant. The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award. The amount shown reflects the fair value of the Common Stock on the date of the award.

(3)	Non-qualified stock options granted under the Company’s 2003 Outside Directors Plan resulting from re-election to the Board of Directors on July 25, 2019. Options are for a 10-year period with an exercise price of $3.31 per share and are fully vested in six months from grant date. The value of the option award for each outside director is calculated based on the fair value of the option per share (approximately $2.27) on the date of grant times the number of options granted, which was 2,400 for each director, pursuant to ASC 718, “Compensation – Stock Compensation.” The following table reflects the aggregate number of outstanding non-qualified stock options held by the Company’s directors at December 31, 2019. As an employee of the Company or its subsidiaries, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Plan. Options reflected below for Dr. Centofanti were granted from the 2017 Stock Option Plan as an employee of the Company:

Options Outstanding at
Name	December 31, 2019
Dr. Louis Centofanti	65,000
Joe R. Reeder	24,000
Larry M. Shelton	24,000
Zach P. Wamp	10,800
Mark A. Zwecker	24,000
Total	147,800

(4)	Mr. Cochran resigned from the Board effective October 18, 2019.

2003 Outside Directors Plan

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders; therefore, under our 2003 Outside Directors Stock Plan, as amended (“2003 Outside Directors Plan”), each outside director is granted a 10-year non-qualified stock option to purchase up to 6,000 shares of Common Stock on the date such director is initially elected to the Board, and receives on each re-election date a non-qualified stock option to purchase up to another 2,400 shares of our Common Stock, with the exercise price being the fair market value of the Common Stock preceding the option grant date. No option granted under the 2003 Outside Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted.

As a member of the Board, each director may elect to receive either 65% or 100% of his director’s fee in shares of our Common Stock. The number of shares received by each director is calculated based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due. The balance of each director’s fee, if any, is payable in cash. In 2019, the fees earned by our outside directors totaled approximately $289,000. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting. As a management director, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Plan. Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company (See “EXECUTIVE COMPENSATION – Summary Compensation Table.”

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As of the date of this Proxy Statement, we have issued 695,855 shares of our Common Stock in payment of director fees since the inception of the 2003 Outside Directors Plan.

In the event of a “change of control” (as defined in the 2003 Outside Directors Plan), each outstanding stock option and stock award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

Communications with the Board

The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350. The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors. The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Family Relationships

There are no family relationships between any of the Company’s existing directors, executive officers, or persons nominated or chosen to become a director or executive officer. Dr. Centofanti is the only director who is an employee of the Company.

Certain Relationships and Related Transactions

Audit Committee Review

Our Audit Committee Charter provides for the review by the Audit Committee of any related party transactions, other than transactions involving an employment relationship with the Company, which are reviewed by the Compensation Committee. Although we do not have written policies for the review of related party transactions, the Audit Committee reviews transactions between the Company and its directors, executive officers, and their respective immediate family members. In reviewing a proposed transaction, the Audit Committee takes into account, among other factors it deems appropriate:

(1)	the extent of the related person’s interest in the transaction;
(2)	whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances;
(3)	the cost and benefit to the Company;
(4)	the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;
(5)	the availability of other sources for comparable products or services;
(6)	the terms of the transaction; and
(7)	the risks to the Company.

Related party transactions are reviewed by the Audit Committee prior to the consummation of the transaction. With respect to a related party transaction arising between Audit Committee meetings, the CFO may present it to the Audit Committee Chairperson, who will review and may approve the related party transaction subject to ratification by the Audit Committee at the next scheduled meeting. Our Audit Committee shall approve only those transactions that, in light of known circumstances are not inconsistent with the Company’s best interests.

Related Party Transactions

David Centofanti. David Centofanti serves as our Vice President of Information Systems. For such position, he received annual compensation of $177,000 in 2019. David Centofanti is the son of Dr. Louis F. Centofanti, our EVP of Strategic Initiatives and a Board member.

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Audit Committee Report

The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

●	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2019.

●	The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2019, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16 (“Communications with Audit Committees”), as modified or supplemented.

●	The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP, required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” as modified or supplemented, and has discussed with Grant Thornton LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with Grant Thornton LLP, as described above, the Audit Committee discussed and considered the nature and scope of the audit services performed by Grant Thornton LLP for the year ended December 31, 2019, and determined that the audit services provided by Grant Thornton LLP were compatible with maintaining the independence of Grant Thornton LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission. The Audit Committee has appointed Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2020.

This report is submitted on behalf of the members of the Audit Committee:

Mark A. Zwecker (Chairperson)

Joseph T. Grumski
 Larry M. Shelton

The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS

The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Mr. Mark Duff	57	President and CEO
Mr. Ben Naccarato	57	CFO, EVP, and Secretary; CFO of PF Medical
Dr. Louis Centofanti	76	EVP of Strategic Initiatives; President of PF Medical
Mr. Andrew Lombardo	60	EVP of Nuclear and Technical Services, Supervisory Board of PF Medical

Mark Duff

Mr. Mark Duff was appointed President and CEO by the Company’s Board on September 8, 2017, succeeding Dr. Louis Centofanti. In September 2016, Mr. Duff was named as the Chief Operating Officer (“COO”) of the Company and continued to serve as EVP of the Company, a position he had held since joining the Company in June 2016. Since joining Perma-Fix, Mr. Duff has developed and implemented a strategy to meet aggressive growth objectives in both the waste treatment and nuclear services segments. In waste treatment, a plan to upgrade each facility has been deployed to increase efficiency and modernize treatment capabilities to meet the changing markets associated with the waste management industry. In nuclear services, which encompasses all field operations, an initiative to revitalize the business development programs has been completed to increase competitive procurement effectiveness and broaden the market penetration within both the commercial and government sectors. Both of these initiatives have contributed to growth in Perma-Fix by nearly 50% in revenues from 2018 to 2019 and over 100% in profitability. Mr. Duff has over 30 years of management and technical experience in the U.S Department of Energy (“DOE”) and U.S. Department of Defense (“DOD”) environmental and construction markets as a corporate officer, senior project manager, co-founder of a consulting firm, and federal employee. For the immediate five years prior to joining the Company in June 2016, Mr. Duff was responsible for the successful completion of over 70 performance-based projects at the Paducah Gaseous Diffusion Plant (“PGDP”) in Paducah, KY. At the PGDP, he served as the Project Manager for the Paducah Remediation Contract, which was a five-year project with a total value of $458 million. Mr. Duff has an MBA from the University of Phoenix and received his B.S. from the University of Alabama.

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Ben Naccarato

Mr. Naccarato has served as the Company’s CFO since February 26, 2009. On January 16, 2020, the Company’s Board, with the approval of the Compensation Committee, promoted Mr. Naccarato to EVP and CFO from Vice President and CFO. Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer. Since July 2015 and December 2015, Mr. Naccarato has served as the CFO of PF Medical and a member of the Management Board of PF Medical, respectively. Mr. Naccarato has over 30 years of experience in senior financial positions in the waste management and used oil industries, including USPCI, Laidlaw Environmental Services and Safety-Kleen. From December 2002 to September 2004, Mr. Naccarato was the CFO of a privately held company in the fuel distribution and used waste oil industry. Mr. Naccarato is a graduate of University of Toronto with a Bachelor of Commerce and Finance Degree and is a Chartered Professional Accountant, Certified Management Accountant (CPA, CMA).

Dr. Louis F. Centofanti

See “Election of Directors – Dr. Louis F. Centofanti” for further information on Dr. Centofanti.

Andrew (“Andy”) Lombardo

On January 16, 2020, the Company’s Board elected Mr. Lombardo to the position of EVP of Nuclear and Technical Services and an executive officer of the Company. Since joining the Company in 2011, Mr. Lombardo has held various positions within the Company’s Services Segment, including Senior Vice President of Nuclear and Technical Services. Since May 2, 2019, Mr. Lombardo has served as a member of the Supervisory Board of PF Medical.

Mr. Lombardo, a Certified Health Physicist (“CHP”), has over 35 years of management and technical experience in the commercial nuclear reactor market, and the DOE and DOD environmental and construction markets as a senior director, senior project manager, senior CHP and chemist. Prior to joining the Company, Mr. Lombardo held the position of Vice President of Technical Services for Safety and Ecology Corporation (“SEC”), a subsidiary of a publicly traded environmental services company, prior to the acquisition of SEC by the Company in 2011. In his positions with both the Company and SEC, Mr. Lombardo procured and performed greater than $20M a year in health physics and radioactive material management projects across the DOE and DOD complex while managing a professional staff of engineers and health physicists and an instrumentation laboratory. Prior to his employment with the Company and SEC, he managed decommissioning projects for two engineering firms which included the successful deployment of soil segregation technology, resulting in client savings of more than $100M in transportation and disposal costs. During this time, he developed an expertise characterizing and managing naturally occurring radioactive material (“NORM”) and technologically enhanced NORM (“TENORM”) waste streams across multiple industries including oil and gas exploration and production. As a result of his expertise, he was recently appointed to the National Council on Radiation Protection and Measurement Committee to provide a commentary on the generation and disposal of TENORM waste. Mr. Lombardo began his career as a chemist and health physicist for the Duquesne Light Company at two commercial reactor sites and one joint DOE/Naval Reactors Duquesne Light test reactor in Shippingport, PA. Mr. Lombardo is certified in comprehensive practice of health physics, and has a M.S. degree in Health Physics from the University of Pittsburgh and a B.S. in Natural Sciences from Indiana University of Pennsylvania

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EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the total compensation paid or earned by each of the named executive officers (“NEOs”) for the fiscal years ended December 31, 2019 and 2018 and includes Mr. Andrew Lombardo, who became an executive officer of the Company, effective January 16, 2020.

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All other Compensation	Total Compensation
		($)	($)	($) (2)	($) (3)	($) (4)	($)

Mark Duff	2019	287,000	—	35,564	110,699	29,680	462,943
President and CEO	2018	275,125	—	—	—	29,555	304,680

Ben Naccarato	2019	235,231	—	21,338	81,070	40,861	378,500
EVP and CFO	2018	229,494	—	—	—	40,732	270,226

Dr. Louis Centofanti	2019	228,985	—	21,338	78,918	32,264	361,505
EVP of Strategic Initiatives	2018	223,400	—	—	—	32,177	255,577

Andy Lombardo (1)	2019	258,662	—	14,225	89,147	5,168	367,202
EVP of Nuclear & Technical Services	2018	252,353	—	—	—	5,047	257,400

(1)	On January 16, 2020, the Board elected Mr. Lombardo to the position of EVP of Nuclear and Technical Services and an executive officer of the Company. Previously Mr. Lombardo held the position of Senior Vice President (“SVP”) of Nuclear and Technical Services (within the Services Segment). The information as noted in the table above reflects compensation for Mr. Lombardo as SVP of Nuclear and Technical Services.

(2)	Reflects the aggregate grant date fair value of awards computed in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.”

(3)	Represents performance compensation earned under the Company’s Management Incentive Plan (“MIP”). As discussed above, Mr. Lombardo was named an executive officer of the Company effective January 16, 2020. The MIP for each individual in the table is described under the heading “2019 MIPs” which includes Mr. Lombardo’s MIP as the SVP of Nuclear and Technical Services, prior to his election as an executive officer by the Board. Mr. Lombardo’s MIP as SVP of Nuclear and Technical Services was subject to the approval of the CEO. No compensation was earned by any NEO under his respective MIP for 2018. Mr. Lombardo also did not earn any compensation under his MIP for 2018 as the SVP of Nuclear and Technical Services. Compensation earned under the 2019 MIP was paid at the end of May 2020.

(4)	The amount shown includes a monthly automobile allowance of $750, insurance premiums (health, disability and life) paid by the Company on behalf of the executive, and 401(k) matching contributions.

	Insurance
Name	Premium	Auto Allowance	401(k) match	Total
Mark Duff	$14,430	$9,000	$6,250	$29,680
Ben Naccarato	$27,109	$9,000	$4,752	$40,861
Dr. Louis Centofanti	$18,687	$9,000	$4,577	$32,264
Andy Lombardo	$—	$—	$5,168	$5,168

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options held by the NEOs as of the fiscal year-end and also includes Mr. Andy Lombardo, who was named an executive officer effective January 16, 2020 as discussed previously.

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Outstanding Equity Awards at December 31, 2019

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Mark Duff	50,000		—	(2)	—	3.97	5/15/2022
	40,000	(3)	60,000	(3)	—	3.65	7/27/2023
	—	(4)	25,000	(4)		3.15	1/17/2025

Ben Naccarato	20,000	(3)	30,000	(3)	—	3.65	7/27/2023
	—	(4)	15,000	(4)		3.15	1/17/2025

Dr. Louis Centofanti	20,000	(3)	30,000	(3)	—	3.65	7/27/2023
	—	(4)	15,000	(4)		3.15	1/17/2025

Andy Lombardo	—	(5)	12,000	(5)	—	3.60	10/19/2023
	—	(4)	10,000	(4)		3.15	1/17/2025

(1)	Pursuant to each of the NEO’s employment agreements with the Company for Dr. Centofanti, Ben Naccarato, and Mark Duff, each dated September 9, 2017, in the event of a change in control, death of the executive officer, the executive officer terminates his employment for “good reason” or the executive officer is terminated by the Company without cause, each outstanding option and award shall immediately become exercisable in full (see “Employment Agreements” below for further discussion of the exercisability terms of the option under these events). In the case of options held by Mr. Lombardo, vesting of option awards ceases upon termination of employment and exercise right of the vested options amount ceases upon three months from termination of employment except in the case of retirement (subject to a six-month limitation), disability (subject to a one-year limitation), and death (subject to a six-month limitation by personal representative) pursuant to the stock option plans.

(2)	Incentive stock option granted on May 15, 2016 under the Company’s 2010 Stock Option Plan. The option has a contractual term of six years with one-third yearly vesting over a three-year period.

(3)	Incentive stock option granted on July 27, 2017 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five-year period.

(4)	Incentive stock option granted on January 17, 2019 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five-year period.

(5)	Incentive stock option granted on October 19, 2017 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five-year period.

Option Exercise

None of the Company’s NEOs exercised options during 2019. As discussed above, Mr. Lombardo was named an executive officer of the Company effective January 16, 2020. The table below reflects options exercised by Mr. Lombardo in 2019 as the SVP of Nuclear and Technical Services, prior to his election as an executive officer by the Board.

	Number of Shares	Value Realized
Name	Acquired on Exercise (#)	on Exercise ($) (1)
Andy Lombardo	18,000	$50,800

(1)	Realized value determined based on the difference between (a) the total proceeds received by the Company from the exercise of options for the purchase of 10,000 shares of the Company’s Common Stock at $5.00 per share and the exercise of options for the purchase of 8,000 shares of the Company’s Common Stock at $3.60 per share, and (b) the market value ($7.20 per share) of the 18,000 shares of the Company’s Common Stock acquired by Mr. Lombardo on the date of the exercise of the options.

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Employment Agreements

Each of Messrs. Duff, Centofanti and Naccarato has entered into an employment agreement with the Company (each, an “Employment Agreement” and collectively, the “Employment Agreements”), effective September 8, 2017, which provides for an annual base salary that is subject to adjustment from time to time as determined by the Compensation Committee. In addition, each of these executive officers is entitled to participate in the Company’s broad-based benefits plans and to certain performance compensation payable under separate MIPs as approved by the Company’s Compensation Committee and Board. The Company’s Compensation Committee and the Board approved individual 2019 MIPs on January 17, 2019 (which were effective January 1, 2019 and applicable for year 2019) for each of Mark Duff, Dr. Louis Centofanti, and Ben Naccarato (see discussion of the 2019 MIPs below under “2019 MIPs”).

Each of the Employment Agreements is effective for three years from September 8, 2017 (the “Initial Term”) unless earlier terminated by the Company or by the executive officer. At the end of the Initial Term of each Employment Agreement, each Employment Agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, the Company or the executive officer provides written notice not to extend the terms of the Employment Agreement.

Pursuant to the Employment Agreements, if the executive officer’s employment is terminated due to death/disability or for cause (as defined in the agreements), the Company will pay to the executive officer or to his estate an amount equal to the sum of any unpaid base salary, accrued unused vacation time through the date of termination, any benefits due to the executive officer under any employee benefit plan (the “Accrued Amounts”) and any performance compensation payable pursuant to the MIP.

If the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause (including any such termination for “good reason” or without cause within 24 months after a Change in Control (as defined in the agreement)), the Company will pay the executive officer the Accrued Amounts, two years of full base salary, and two times the performance compensation (under the MIP) earned with respect to the fiscal year immediately preceding the date of termination provided the performance compensation earned with respect to the fiscal year immediately preceding the date of termination has not been paid. If performance compensation earned with respect to the fiscal year immediately preceding the date of termination has been made to the executive officer, the executive officer will be paid an additional year of the performance compensation earned with respect to the fiscal year immediately preceding the date of termination. If the executive terminates his employment for a reason other than for good reason, the Company will pay to the executive an amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP.

If there is a Change in Control (as defined in the agreements), all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an executive officer, all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the executive officer’s death. In the event an executive officer terminates his employment for “good reason” or is terminated by the Company without cause, all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the executive’s date of termination. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Potential Payments

The following table sets forth the potential (estimated) payments and benefits to which certain of our NEOs - Mark Duff, Ben Naccarato, and Dr. Centofanti - would be entitled upon termination of employment or following a Change in Control of the Company, as specified under each of their respective employment agreements with the Company, assuming each circumstance described below occurred on December 31, 2019, the last day of our fiscal year.

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							By Executive for
							Good Reason or
Name and Principal Position	Disability/						by Company Without		Change in Control
Potential Payment/Benefit	Retirement		For Cause		Death		Cause		of the Company

Mark Duff
President and CEO
Accrued Amounts	$15,454	(6)	$15,454	(6)	$15,454	(6)	$589,454	(1)	$589,454	(1)
Performance compensation	$110,699	(2)	$110,699	(2)	$110,699	(2)	$221,398	(3)	$221,398	(3)
Stock Options	$474,500	(5)	$474,500	(5)	$950,250	(4)	$950,250	(4)	$950,250	(4)

Ben Naccarato
EVP and CFO
Accrued Amounts	$38,225	(6)	$38,225	(6)	$38,225	(6)	$508,687	(1)	$508,687	(1)
Performance compensation	$81,070	(2)	$81,070	(2)	$81,070	(2)	$162,140	(3)	$162,140	(3)
Stock Options	$109,000	(5)	$109,000	(5)	$361,750	(4)	$361,750	(4)	$361,750	(4)

Dr. Louis Centofanti
EVP of Strategic Initiatives
Accrued Amounts	$168,987	(6)	$168,987	(6)	$168,987	(6)	$626,957	(1)	$626,957	(1)
Performance compensation	$78,918	(2)	$78,918	(2)	$78,918	(2)	$157,836	(3)	$157,836	(3)
Stock Options	$109,000	(5)	$109,000	(5)	$361,750	(4)	$361,750	(4)	$361,750	(4)

(1)	Represents two times the base salary of NEO at December 31, 2019 plus “Accrued Amounts” noted in footnote (6) below.

(2)	Represents performance compensation earned for fiscal year 2019 (see “2019 MIPs” below). Pursuant to the MIP, performance compensation is to be paid about 90 days after fiscal year-end, or sooner based on final Form 10-K filing.

(3)	Represents two times the performance compensation earned for fiscal year 2019 (see “2019 MIPs” below). Pursuant to the MIP, performance compensation is to be paid about 90 days after fiscal year-end, or sooner based on final Form 10-K filing.

(4)	Benefit is calculated based on the difference between the exercise price of each option and the market value of the Company’s Common Stock per share (as reported on the NASDAQ) at December 31, 2019 times the number of options outstanding at December 31, 2019.

(5)	Benefit is calculated based on the difference between the exercise price of each option and the market value of the Company’s Common Stock per share (as reported on the NASDAQ) at December 31, 2019 times the number of options vested at December 31, 2019.

(6)	Represents accrued base salary earned for 2019 but paid in 2020, as well as accrued unused vacation/sick time and benefits (defined as “Accrued Amount” per the employment agreement).

2019 Executive Compensation Components

For the fiscal year ended December 31, 2019, the principal components of compensation for executive officers were:

●	base salary;
●	performance-based incentive compensation;
●	long term incentive compensation;
●	retirement and other benefits; and
●	perquisites.

Based on the amounts set forth in the Summary Compensation table, during 2019, salary accounted for approximately 62.4% of the total compensation of our NEOs (excluding Mr. Lombardo, who was named an executive officer effective January 16, 2020), while equity option awards, MIP compensation, and other compensation accounted for approximately 37.6% of the total compensation of the NEOs.

Base Salary

The NEOs, other officers, and other employees of the Company receive a base salary during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to the Peer Group.

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During its review of base salaries for executives, the Compensation Committee primarily considers:

●	market data and Peer Group comparisons;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility. Merit-based salary increases for executives are based on the Compensation Committee’s assessment of the individual’s performance. The base salary and potential annual base salary adjustments for the NEOs are set forth in their respective employment agreements. On January 16, 2020, the Compensation Committee and the Board approved a base salary increase for the following individuals which became effective January 1, 2020: (a) approximately $57,400 increase from $287,000 to $344,400 for Mark Duff, CEO and President; (b) approximately $44,769 increase from $235,231 to $280,000 for Ben Naccarato who was named EVP and CFO from VP and CFO; and (c) approximately $21,338 increase from $258,662 to $280,000 for Andy Lombardo, who was appointed to EVP of Nuclear and Technical Services from SVP of Nuclear and Technical Services and named an executive officer of the Company, effective January 16, 2020. Lou Centofanti, EVP of Strategic Initiatives, was approved a base salary increase of 1.9%, effective January 1, 2020 (from $228,985 to $233,336).

Performance-Based Incentive Compensation

The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by directors and the NEOs, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. In addition, the CEO has discretionary authority to grant stock options to certain high-performing executives or officers, subject to the approval of the Compensation Committee. The exercise price for each stock option granted is at or above the market price of our Common Stock on the date of grant. Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee. Grants of stock options to eligible newly hired executive officers are generally made at the next regularly scheduled Compensation Committee meeting following the hire date.

2019 MIPs

On January 17, 2019, the Board and the Compensation Committee approved individual MIP for our CEO, CFO and EVP of Strategic Initiatives. The MIPs were effective January 1, 2019 and applicable for fiscal 2019. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awarded cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2019 annual base salary. The potential target performance compensation for fiscal 2019 ranged from 5% to 150% of the base salary for the CEO ($14,350 to $430,500), 5% to 100% of the base salary for the CFO ($11,762 to $235,231) and 5% to 100% of the base salary for the EVP of Strategic Initiatives ($11,449 to $228,985).

Performance compensation earned under each of the MIPs as described was to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2019. Compensation earned under the MIPs for 2019 was paid at end of May 2020 (see “Compensation Earned under 2019 MIPs” below for a discussion of amount earned under each of the MIPs for the CEO, CFO, and EVP of Strategic Initiatives).

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, CFO and EVP of Strategic Initiatives as a group was not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

The following describes the principal terms of each 2019 MIP as approved on January 17, 2019:

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CEO MIP:

The performance compensation plan for the CEO for fiscal 2019 was based upon meeting corporate revenue, EBITDA (earnings before interest, taxes, depreciation and amortization), health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2019, all with respect to continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2019 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under accounting principles generally accepted in the United States of America (“U.S. GAAP”). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2019 base salary, weighted 60% based on EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occurred during fiscal 2019, with the remaining 15% based on the number of notices alleging environmental, health or safety violations under the Company’s permits or licenses that occurred during fiscal 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 75% to 150% of the CEO’s 2019 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for the CEO was as follows:

Annualized Base Pay:	$287,000
Performance Incentive Compensation Target (at 100% of Plan):	$143,500
Total Annual Target Compensation (at 100% of Plan):	$430,500

Perma-Fix Environmental Services, Inc.

2019 Management Incentive Plan

CEO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,435	$7,175	$14,350	$24,600	$34,850	$55,350

EBITDA (2)	-	8,609	43,049	86,100	147,600	209,100	332,100

Health & Safety (3) (5)	-	2,153	10,763	21,525	21,525	21,525	21,525

Permit & License Violations (4) (5)	-	2,153	10,763	21,525	21,525	21,525	21,525
	$-	$14,350	$71,750	$143,500	$215,250	$287,000	$430,500

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2019 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $63,124,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2019, which was $6,777,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2019.

Work Comp. Claim Number	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

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4)	Permits or license incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2019 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target was achieved.

CFO MIP:

The performance compensation plan for the CFO for fiscal 2019 was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2019, all with respect to continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the CFO’s 2019 base salary, weighted 75% based on EBITDA goal, 10% on the revenue goal, 7.5% on the number of health and safety claim incidents that occurred during fiscal 2019, and the remaining 7.5% on the number of notices alleging environmental, health or safety violations under the Company’s permits or licenses that occurred during fiscal 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the CFO’s 2019 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for the CFO was as follows:

Annualized Base Pay:	$235,231
Performance Incentive Compensation Target (at 100% of Plan):	$117,616
Total Annual Target Compensation (at 100% of Plan):	$352,847

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Perma-Fix Environmental Services, Inc.
2019 Management Incentive Plan
CFO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,175	$5,881	$11,762	$19,323	$26,043	$31,084

EBITDA (2)	-	8,821	44,105	88,212	115,935	156,261	186,505

Health & Safety (3) (5)	-	883	4,411	8,821	8,821	8,821	8,821

Permit & License Violations (4) (5)	-	883	4,411	8,821	8,821	8,821	8,821
	$-	$11,762	$58,808	$117,616	$152,900	$199,946	$235,231

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2019 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $63,124,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2019, which was $6,777,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2019.

Work Comp. Claim Number	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or license incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2019 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

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5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target was achieved.

EVP of Strategic Initiatives MIP:

The performance compensation plan for the EVP of Strategic Initiatives for fiscal 2019 was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2019, all with respect to continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2019 base salary, weighted 75% based on EBITDA goal, 10% on revenue goal, and 7.5% on the number of health and safety claim incidents that occurred during fiscal 2019, with the remaining 7.5% based on the number of notices alleging environmental, health or safety violations under the Company’s permits or licenses that occurred during fiscal 2019. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the EVP of Strategic Initiative’s 2019 base salary. based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for the EVP of Strategic Initiatives was as follows:

Annualized Base Pay:	$228,985
Performance Incentive Compensation Target (at 100% of Plan):	$114,493
Total Annual Target Compensation (at 100% of Plan):	$343,478

Perma-Fix Environmental Services, Inc.
2019 Management Incentive Plan
EVP OF STRATEGIC INITIATIVES MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,145	$5,725	$11,449	$18,809	$25,352	$30,259

EBITDA (2)	-	8,586	42,935	85,870	112,857	152,111	181,552

Health & Safety (3) (5)	-	859	4,293	8,587	8,587	8,587	8,587

Permit & License Violations (4) (5)	-	859	4,293	8,587	8,587	8,587	8,587
	$-	$11,449	$57,246	$114,493	$148,841	$194,637	$228,985

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2019 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $63,124,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2019, which was $6,777,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

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3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2019.

Work Comp. Claim Number	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150+

4)	Permits or license incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2019 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target was achieved.

The below reflects the 2019 MIP for Mr. Lombardo, who, as previously discussed, was elected to EVP of Nuclear and Technical Services and an executive officer of the Company effective January 16, 2020. Mr. Lombardo’s MIP for 2019 as SVP of Nuclear and Technical Services (prior to named an executive officer) was only subject to the approval of Mark Duff, CEO and President (see “Compensation Earned under 2019 MIPs” below for a discussion of the amount earned under Mr. Lombardo’s 2019 MIP). The amount earned under the 2019 MIP was paid to Mr. Lombardo at the end of May 2020.

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SVP of Nuclear and Technical Services MIP:

The performance compensation plan for the SVP of Nuclear and Technical Services for fiscal 2019 was based upon meeting corporate revenue, EBITDA, health and safety compliance, and cost performance index (“CPI”) metric (for project performance evaluation) objectives for fiscal 2019, all with respect to continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2019 base salary, weighted 75% based on the EBITDA goal, 10% on the revenue goal, and 7.5% on the number of health and safety claim incidents that occurred during fiscal 2019, with the remaining 7.5% based on CPI metric goals. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the SVP of Nuclear and Technical Services’ 2019 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2019 target performance incentive compensation for the SVP of Nuclear and Technical Services was as follows:

Annualized Base Pay:	$258,662
Performance Incentive Compensation Target (at 100% of Plan):	$129,331
Total Annual Target Compensation (at 100% of Plan):	$387,993

Perma-Fix Environmental Serivces, Inc.
2019 Management Incentive Plan
SVP OF NUCLEAR & TECHNICAL SERVICES MIP MATRIX

		Performance Target Achieved
	Weights	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	10%	$-	$1,292	$6,466	$12,933	$21,247	$28,638	$34,180

EBITDA (2)	75%	-	9,700	48,500	96,998	127,483	171,825	205,082

Health & Safety (3) (5)	7.5%	-	970	4,850	9,700	9,700	9,700	9,700

Cost Performance Incentive (4) (5)	7.5%	-	970	4,850	9,700	9,700	9,700	9,700
		$-	$12,933	$64,666	$129,331	$168,130	$219,863	$258,662

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical for 2019) as publicly reported in the Company’s 2019 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board approved Revenue Target from continuing operations, which was $63,124,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations, excluding PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2019, which was $6,777,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents in the Company’s Services Segment, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual Incentive Compensation Plan calculation for 2019.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%)

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4)	Cost Performance incentive was earned/determined by maintaining project performance metrics for all Firm Fixed Price task orders and projects to include monitoring Cost Performance Index (CPI) based on recognized earned value calculations. As defined through monthly project reviews, all CPI metrics should exceed 1.0 for Nuclear Services Projects. A cumulative CPI (CCPI) was calculated from all fixed cost contracts. The following CCPI and corresponding Performance Target Thresholds were established for annual incentive compensation plan calculation for 2019.

CPI (if CCPI is)	Performance Target Achieved
<.0.60	(n/a)
0.60-0.74	60%-74%
0.75-0.89	75%-89%
0.90-1.10	90%-110%
1.11-1.29	111%-129%
1.30-1.50	130%-150%
>1.50	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, and CPI, and revenue targets unless a minimum of 60% of the EBITDA Target was achieved.

2019 MIP Targets

As discussed above, 2019 MIPs approved by the Board and the Compensation Committee for the CEO, CFO and EVP of Strategic Initiatives provide for the award of cash compensation based on achievement of performance targets which included revenue and EBITDA targets as approved by our Board. The 2019 MIP revenue target of $63,124,000 and EBITDA target of $6,777,000 were set by the Compensation Committee taking into account the Board-approved budget for 2019 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $63,124,000, the Board considered 2018 results, economic conditions, and forecasts for 2019 government (U.S. DOE) spending. The Compensation Committee believed the performance targets were likely to be achieved, but not assured. The 2019 MIP described above for the SVP of Technical and Nuclear Services also utilized the revenue and EBITDA as approved by our Board.

Compensation Earned under 2019 MIPs

The following tables set forth the MIP compensation earned by the CEO, CFO, EVP of Strategic Initiatives for fiscal year 2019. Also included below is a table reflecting MIP compensation earned by the SVP of Nuclear and Technical Services for fiscal year 2019, who was elected to EVP of Nuclear and Technical Services and named an executive officer effective January 16, 2020.

CEO MIP:

	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$24,600
EBITDA	75%-89%	43,049
Health & Safety	130%-150%	21,525
Permit & License Violations	111%-129%	21,525
Total Performance Compensation		$110,699

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CFO MIP:

	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$19,323
EBITDA	75%-89%	44,105
Health & Safety	130%-150%	8,821
Permit & License Violations	111%-129%	8,821
Total Performance Compensation		$81,070

EVP of Strategic Initiatives

	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$18,809
EBITDA	75%-89%	42,935
Health & Safety	130%-150%	8,587
Permit & License Violations	111%-129%	8,587
Total Performance Compensation		$78,918

SVP of Nuclear and Technical Services

	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$21,247
EBITDA	75%-89%	48,500
Health & Safety	130%-150%	9,700
CPI	90%-110%	9,700
Total Performance Compensation		$89,147

2020 MIPs

On January 16, 2020, the Board and the Compensation Committee approved individual MIPs for the CEO, CFO, EVP of Strategic Initiatives and EVP of Nuclear and Technical Services. The MIPs are effective January 1, 2020 and applicable for fiscal 2020. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2020 annual base salary. The potential target performance compensation ranges from 5% to 150% of the base salary for the CEO ($17,220 to $516,600), 5% to 100% of the base salary for the CFO ($14,000 to $280,000), 5% to 100% of the base salary for the EVP of Strategic Initiatives ($11,667 to $233,336) and 5% to 100% of the base salary for the EVP of Nuclear and Technical Services ($14,000 to $280,000).

Performance compensation, if any, is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2020. The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, CFO, EVP of Strategic Initiatives and EVP of Nuclear and Technical Services as a group is not to exceed 50% of the Company’s pre-tax net income computed prior to the calculation of performance compensation.

The following describes the principal terms of each 2020 MIP as approved on January 16, 2020:

CEO MIP:

CEO performance compensation for fiscal 2020 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2020, all with respect to the Company’s operations. The Compensation Committee believes performance compensation payable under each of the 2020 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2020 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2020, with the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 75% to 150% of the CEO’s 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for the CEO is as follows:

Annualized Base Pay:	$344,400
Performance Incentive Compensation Target (at 100% of Plan):	$172,200
Total Annual Target Compensation (at 100% of Plan):	$516,600

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Perma-Fix Environmental Serivces, Inc.
2020 Management Incentive Plan
CEO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,722	$8,610	$17,220	$29,520	$41,820	$66,420

EBITDA (2)	-	10,332	51,660	103,320	177,120	250,920	398,520

Health & Safety (3) (5)	-	2,583	12,915	25,830	25,830	25,830	25,830

Permit & License Violations (4) (5)	-	2,583	12,915	25,830	25,830	25,830	25,830
	$-	$17,220	$86,100	$172,200	$258,300	$344,400	$516,600

1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which is $86,201,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which is $6,913,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

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4)	Permits or License Violations incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2020 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

CFO MIP:

CFO performance compensation for fiscal 2020 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2020, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2020 base salary, weighted 75% based on EBITDA goal, 10% on the revenue goal, and 7.5% on the number of health and safety claim incidents that occur during fiscal 2020, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CFO’s 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for the CEO is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

Perma-Fix Environmental Serivces, Inc.
2020 Management Incentive Plan
CFO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,400	$7,000	$14,000	$23,000	$31,000	$37,000

EBITDA (2)	-	10,500	52,500	105,000	138,000	186,000	222,000

Health & Safety (3) (5)	-	1,050	5,250	10,500	10,500	10,500	10,500

Permit & License Violations (4) (5)	-	1,050	5,250	10,500	10,500	10,500	10,500
	$-	$14,000	$70,000	$140,000	$182,000	$238,000	$280,000

1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which is $86,201,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

31

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which is $6,913,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or License Violations incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2020 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

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EVP of Strategic Initiatives MIP:

The 2020 performance compensation plan for the EVP of Strategic Initiative is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2020, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2020 base salary, weighted 75% based on EBITDA goal, 10% on revenue goal, and 7.5% on the number of health and safety claim incidents that occur during fiscal 2020, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during fiscal 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Strategic Initiative’s 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for the EVP of Strategic Initiatives is as follows:

Annualized Base Pay:	$233,336
Performance Incentive Compensation Target (at 100% of Plan):	$116,668
Total Annual Target Compensation (at 100% of Plan):	$350,004

Perma-Fix Environmental Serivces, Inc.

2020 Management Incentive Plan

EVP OF STRATEGIC INITIATIVES MIP MATRIX

		Performance Target Achieved
	Weights	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	10%	$-	$1,167	$5,833	$11,667	$19,167	$25,834	$30,834

EBITDA (2)	75%	-	8,750	43,751	87,501	115,001	155,002	185,002

Health & Safety (3) (5)	7.5%	-	875	4,375	8,750	8,750	8,750	8,750

Permit & License Violations (4) (5)	7.5%	-	875	4,375	8,750	8,750	8,750	8,750
		$-	$11,667	$58,334	$116,668	$151,668	$198,336	$233,336

1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which is $86,201,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which is $6,913,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

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4)	Permits or License Violations incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2020 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

EVP of Nuclear and Technical Services MIP:

The 2020 performance compensation plan for the EVP of Nuclear and Technical Services is based upon meeting corporate revenue, EBITDA, health and safety compliance, and cost performance index (“CPI”) (a metric used in measuring project performance) objectives for fiscal 2020, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2020 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2020, with the remaining 15% on CPI metric goals. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the SVP of Nuclear and Technical Services’ 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and the EBITDA target. The 2020 target performance incentive compensation for the EVP of Nuclear and Technical Services is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

Perma-Fix Environmental Serivces, Inc.

2020 Management Incentive Plan

EVP OF NUCLEAR & TECHNICAL SERVICES MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,400	$7,000	$14,000	$20,000	$28,000	$34,000

EBITDA (2)	-	8,400	42,000	84,000	120,000	168,000	204,000

Health & Safety (3) (5)	-	2,100	10,500	21,000	21,000	21,000	21,000

Cost Performance Incentive (4) (5)	-	2,100	10,500	21,000	21,000	21,000	21,000
	$-	$14,000	$70,000	$140,000	$182,000	$238,000	$280,000

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1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which is $86,201,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which is $6,913,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents in the Company’s Services Segment, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%)

4)	Cost Performance incentive is earned/determined by maintaining project performance metrics for all Firm Fixed Price task orders and projects to include monitoring Cost Performance Index (CPI) based on recognized earned value calculations. As defined through monthly project reviews, all CPI metrics should exceed 1.0 for Nuclear Services Projects. A cumulative CPI (CCPI) will be calculated from all fixed cost contracts. The following CCPI and corresponding Performance Target Thresholds have been established for annual incentive compensation plan calculation for 2020.

CPI (if CCPI is)	Performance Target Achieved
<.0.60	(n/a)
0.60-0.74	60%-74%
0.75-0.89	75%-89%
0.90-1.10	90%-110%
1.11-1.29	111%-129%
1.30-1.50	130%-150%
>1.50	>150%

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5)	No performance incentive compensation will be payable for achieving the health and safety, and CPI, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

2020 MIP Targets

As discussed above, 2020 MIPs approved by the Board and the Compensation Committee for the CEO, CFO, EVP of Strategic Initiatives, and EVP of Nuclear and Technical Services provide for the award of cash compensation based on achievement of performance targets which include revenue and EBITDA targets as approved by our Board. The 2020 MIP revenue target of $86,201,000 and EBITDA target of $6,913,000 were set by the Compensation Committee taking into account the Board-approved budget for 2020 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $86,201,000, the Board considered 2019 results, economic conditions, and forecasts for 2020 government (U.S. DOE) spending. The Compensation Committee believes the performance targets are likely to be achieved, but not assured, particularly in light of the potential impact of COVID-19.

Long-Term Incentive Compensation

Employee Stock Option Plans

The 2017 Stock Option Plan and the 2010 Stock Option Plan (together, the “Option Plans”) encourage participants to focus on long-term performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to executives only when the value of our stock increases. The Option Plans authorize the grant of Non-Qualified Stock Options (“NQSOs”) and Incentive Stock Options (“ISOs”) for the purchase of our Common Stock.

The Option Plans assist the Company to:

●	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

●	provide an opportunity for increased equity ownership by executives; and

●	maintain competitive levels of total compensation;

Stock option award levels are determined based on market data, vary among participants based on their positions with the Company and are granted generally at the Compensation Committee’s regularly scheduled July or August meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

Options are awarded with an exercise price equal to or greater than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ. In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date.

The Company’s NEOs, including Andy Lombardo, who was elected to EVP of Nuclear and Technical Services and an executive officer of the Company effective January 16, 2020, have outstanding options from the Option Plans. See “Executive Compensation – Outstanding Equity Awards at Fiscal Year-End -Outstanding Equity Awards at December 31, 2019” for outstanding options for each of our NEOs. No further options remain available for issuance under the 2010 Stock Option Plan. Only an option granted to our President and CEO in May 2016 for the purchase of up to 50,000 shares of the Company’s Common Stock at $3.97 per share with expiration date of May 15, 2022 remains under the 2010 Stock Option Plan.

In cases of termination of an executive officer’s employment due to death, by the executive for “good reason”, by the Company without cause, and due to a “change of control,” all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full (see further discussion of the exercisability term of these options in each of these circumstances in “EXECUTIVE COMPENSATION – Employment Agreements”). Otherwise, vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of retirement (subject to a six-month limitation) and disability (subject to a one-year limitation).

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The 2017 Stock Option Plan is proposed to be amended to increase the number of shares issuable under the plan by an additional 600,000 shares of the Company’s common stock. See “PROPOSAL 2 – APPROVAL OF THE FIRST AMENDMENT TO THE 2017 STOCK OPTION PLAN.”

Accounting for Stock-Based Compensation

We account for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.” ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions. Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield. We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is the vesting period of the stock option grant.

Retirement and Other Benefits

401(k) Plan

The Company adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Eligibility is immediate upon employment but enrollment is only allowed during four quarterly open periods of January 1, Apri1 1, July 1, and October 1. Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law. We, at our discretion, may make matching contributions based on the employee’s elective contributions. Company contributions vest over a period of five years. In 2019, the Company contributed approximately $395,000 in 401(k) matching funds, of which approximately $21,000 was for our NEOs (including Andy Lombardo, who was elected to EVP of Nuclear and Technical Services and an executive officer effective January 16, 2020) (see the “Summary Compensation” table in this section for 401(k) matching fund contributions made for the NEOs for 2019).

Perquisites and Other Personal Benefits

The Company provides executive officers with limited perquisites and other personal benefits (health/disability/life insurance) that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The executive officers may be provided an auto allowance.

Consideration of Stockholder Say-On-Pay Advisory Vote.

At the Annual Meeting of Stockholders held on July 25, 2019, the Company’s stockholders voted, on a non-binding, advisory basis, on the compensation of the Company’s NEOs for 2018. A substantial majority (approximately 95%) of the total votes cast on the say-on-pay proposal at the Annual Meeting approved the compensation of the Company’s NEOs for 2018 on a non-binding, advisory basis. The Compensation Committee and the Board believe that this affirms the stockholders’ support of their approach to executive compensation. The Compensation Committee expects to continue to consider the results of future stockholder say-on-pay advisory votes when making future compensation decisions for the Company’s NEOs. We will hold an advisory vote on the compensation of our NEOs for 2019 at the 2020 annual meeting of stockholders. See “PROPOSAL 4 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2019 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.”

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Equity Compensation Plans

The following table sets forth information as of December 31, 2019, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	681,300	$3.84	289,812
Equity compensation plans not approved by stockholders	—	—	—
Total	681,300	$3.84	289,812

Compensation Risk Assessment

In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel. The Company’s assessment included consideration of Item 402(s) of Regulation S-K, promulgated under the Securities Act, as discussed with the Company’s management following in-depth discussions of Item 402(s) with our outside securities counsel. In conducting the Company’s risk assessment, numerous factors were considered, including:

●	the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;

●	the mix between short-term and long-term compensation;

●	the type of equity awards granted to employees and level of equity and equity award holdings; and

●	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of Common Stock beneficially owned as of June 2, 2020 by each person known by us to be the beneficial owner of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	1,391,830	11.5%

(1) The number of shares and the percentage of outstanding Common Stock shown as beneficially owned by a person are based upon 12,135,129 shares of Common Stock outstanding on June 2, 2020, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

(2) This information is based on the Schedule 13F-HR of Heartland Advisors, Inc., an investment advisor, filed with the Commission on May 13, 2020, disclosing that at March 31, 2020, Heartland Advisors, Inc. had dispositive power over all shares shown above, but shared voting power over 1,254,530 of such shares and no voting power over 137,300 of the shares. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202.

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Additionally, as of May 15, 2020, Capital Bank–Grawe Gruppe AG (“Capital Bank”), a banking institution regulated by the banking regulations of Austria, holds of record as a nominee for, and as an agent of, certain accredited investors, 2,188,670 shares of our Common Stock. None of Capital Bank’s investors beneficially own more than 4.9% of our Common Stock and to its best knowledge, as far as stocks held in accounts with Capital Bank, none of Capital Bank’s investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of disposition or investment of such stock. Additionally, Capital Bank’s investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors, and Capital Bank has neither voting nor investment power over such shares. Accordingly, Capital Bank believes that (i) it is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only, (b) Capital Bank has neither voting nor investment power over such shares, and (c) Capital Bank has not nominated or sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board; and (ii) it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

Notwithstanding the previous paragraph, if Capital Bank’s representations to us described above are incorrect or if Capital Bank’s investors are acting as a group, then Capital Bank or a group of Capital Bank’s investors could be a beneficial owner of more than 5% of our voting securities. If Capital Bank was deemed the beneficial owner of such shares, the following table sets forth information as to the shares of voting securities that Capital Bank may be considered to beneficially own on May 15, 2020:

Name of Record Owner	Title Of Class	Amount and Nature of Ownership		Percent Of Class (*)
Capital Bank-Grawe Gruppe	Common	2,188,670	(+)	18.0%

(*) This calculation is based upon 12,135,129 shares of Common Stock outstanding on June 2, 2020, plus the number of shares of Common Stock which Capital Bank, as agent for certain accredited investors has the right to acquire within 60 days, which is none.

(+) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain of its accredited investors. As of the date of this report, Capital Bank has no warrants or options to acquire, as agent for certain investors, additional shares of our Common Stocks. Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board, we do not believe that Capital Bank is our affiliate. Capital Bank’s address is Burgring 16, A-8010 Graz, Austria.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of June 2, 2020, by each of our directors and NEOs and by all of our directors and executive officers as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

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Name of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Dr. Louis F. Centofanti (3)	262,525	(3)	2.16%
Joseph T. Grumski (4)	1,282	(4)	*
Joe R. Reeder (5)	212,559	(5)	1.75%
Larry M. Shelton (6)	143,928	(6)	1.18%
Zack P. Wamp (7)	27,684	(7)	*
Mark A. Zwecker (8)	207,936	(8)	1.71%
Ben Naccarato (9)	36,318	(9)	*
Mark Duff (10)	130,551	(10)	1.07%
Andy Lombardo (11)	5,900	(11)	*
Directors and Executive Officers as a Group (9 persons)	1,028,683	(12)	7.87%

*Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners.”

(2) The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3) These shares include (i) 166,725 shares held of record by Dr. Centofanti, (ii) options to purchase 23,000 shares which are immediately exercisable and options to purchase 10,000 shares which are exercisable on July 27, 2020, and (iii) 62,800 shares held by Dr. Centofanti’s wife. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti’s wife, over which Dr. Centofanti shares voting and investment power. Dr. Centofanti also owns 700 shares of PF Medical’s Common Stock.

(4) Mr. Grumski has sole and voting and investment power over all these shares.

(5) Mr. Reeder has sole voting and investment power over these shares which include: (i) 188,559 shares of Common Stock held of record by Mr. Reeder, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(6) Mr. Shelton has sole voting and investment power over these shares which include: (i) 119,928 shares of Common Stock held of record by Mr. Shelton, and (ii) options to purchase 24,000 shares, which are immediately exercisable. Mr. Shelton also owns 750 shares of PF Medical’s Common Stock.

(7) Mr. Wamp has sole voting and investment power over these shares which include: (i) 16,884 shares of Common Stock held of record by Mr. Wamp, and (ii) options to purchase 10,800 shares, which are immediately exercisable.

(8) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 183,936 shares of Common Stock held of record by Mr. Zwecker, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(9) Mr. Naccarato has sole voting and investment power over all these shares which include: (i) 3,318 shares of Common Stock held of record by Mr. Naccarato, and (ii) options to purchase 23,000 shares which are immediately exercisable and options to purchase 10,000 shares which are exercisable on July 27, 2020. Mr. Naccarato also owns 100 shares of PF Medical’s Common Stock.

(10) Mr. Duff has sole voting and investment power over all shares shown, which include: (i) 15,551 shares of Common Stock held of record by Mr. Duff, and (ii) options to purchase 95,000 shares, which are immediately exercisable and options to purchase 20,000 shares which are exercisable on July 27, 2020.

(11) Mr. Lombardo has sole voting and investment power over all these shares.

(12) Amount includes 263,800 options, of which 223,800 are immediately exercisable and 40,000 are exercisable on July 27, 2020.

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PROPOSAL 2 – APPROVAL OF THE FIRST AMENDMENT TO THE 2017 STOCK OPTION PLAN

Background. In 2017, the Board of Directors adopted the 2017 Stock Option Plan (the “2017 Option Plan”), and the 2017 Option Plan was approved by our stockholders at the annual meeting held on July 27, 2017. The 2017 Plan authorizes the grant of incentive stock options and non-qualified stock options to officers and employees of the Company, including any employee who is also a member of the Board of Directors, and non-qualified stock options to consultants of the Company. The Board of Directors believes that the 2017 Option Plan serves to:

(a)	enhance the Company’s ability to attract, retain, and reward qualified employees, including consultants, and

(b)	to provide incentive for such employees to render outstanding service to the Company and its stockholders.

The 2017 Option Plan, as approved by our stockholders, provides that the maximum number of shares of our Common Stock that may be issued under the 2017 Option Plan is 540,000, which included a rollover of 140,000 shares of Common Stock that had remained available for issuance under the Company’s 2010 Stock Option Plan. Upon the adoption of the 2017 Option Plan, no further options remained available for issuance under the 2010 Stock Option Plan.

First Amendment. Currently, 21,884 shares have previously been issued under the 2017 Option Plan and 462,000 shares are issuable under outstanding options granted under the 2017 Option Plan. Accordingly, an aggregate of 483,884 of the 540,000 shares authorized under the 2017 Option Plan have been previously issued or reserved for issuance, and only 47,500 shares remain available for issuance under the 2017 Option Plan. The shares remaining available for issuance under the 2017 Option Plan exclude 8,616 shares withheld by the Company as payment for exercise of certain stock options. Shares withheld as payment for exercised stock options are not made available for reissuance under the 2017 Option Plan. In order to continue the benefits that are derived through the 2017 Option Plan, on May 27, 2020, our Compensation Committee approved and recommended that our Board of Directors approved the First Amendment to the 2017 Option Plan (the “First Amendment”) to increase from 540,000 to 1,140,000 the number of shares of our Common Stock reserved for issuance under the 2017 Option Plan. The adoption of the First Amendment to the 2017 Option Plan is subject to stockholder approval. The First Amendment is attached as Appendix “A” to this Proxy Statement.

Background for Request to Approve the First Amendment to the 2017 Option Plan

Our request for stockholder approval of the First Amendment to the 2017 Option Plan, thereby increasing the number of shares issuable thereunder by 600,000 shares, considers a number of factors, including the following (each of which are discussed further below):

●	Key data relating to outstanding equity awards and shares available for grant;
●	Historical award information, including burn rate, overhang and dilution; and
●	Future share needs.

Key Data Relating to Outstanding Equity Awards and Shares Available. The following table includes information regarding outstanding equity awards and shares available for future awards under the 2017 Option Plan as of June 2, 2020, the record date for the Meeting (and without giving effect to approval of the First Amendment):

	2017 Stock Option Plan
Total shares underlying outstanding stock options	462,000
Weighted-average exercise price of outstanding stock options	$3.55
Weighted-average remaining contractual life of outstanding stock options	3.7
Total shares issued underlying stock option exercise	21,884
Total shares currently available for grant	47,500	(1)

(1)	Excludes 8,616 shares withheld by the Company as payment for exercise of certain stock options. Such shares are not made available for reissuance.

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Historical Award Information. Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under a particular equity plan, while overhang also includes shares that are available to be awarded under the plan.

2017 Stock Option Plan
Key Equity Metrics	2017	2018	2019

Burn Rate (1)	3.5%	0.0%	1.0%
Overhang (2)	4.6%	4.4%	4.3%
Dilution (3)	3.5%	3.4%	4.1%

(1)	Burn rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year.
(2)	Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Future Share Needs and Impact. We considered several factors in determining to request 600,000 additional shares for the 2017 Option Plan, including:

●	Assuming stockholder approval of the First Amendment to the 2017 Option Plan, 647,500 shares will be available for future grant. As the grant of options is discretionary in nature, with the approval of our Board, we expect this amount to last for approximately 3.7 years which is based on the historical average annual awards since the inception of the 2017 Option Plan. Our 2017 Option Plan remains the only available option plan which provides for the grant of options for the purchase of shares of the Company’s common stock to employees, including consultants.

●	The total overhang resulting from the additional share request represents approximately 9.1% of the shares of Common Stock outstanding as of June 2, 2020, the record date for the Meeting.

Authorized Shares and Stock Price. The Company’s Restated Certificate of Incorporation, as amended, presently authorizes the issuance of 30,000,000 shares of Common Stock. There were 12,135,129 shares of Common Stock outstanding as of June 2 2020, and the closing price of a share of Common Stock as of that date was $5.58.

Summary of the 2017 Option Plan

Eligibility. Incentive stock options and non-qualified stock options may be granted under the 2017 Option Plan to officers and other employees of the Company who at the time of grant of an award under the 2017 Option Plan are regularly employed by the Company, including any full-time, salaried officer or employee who is also a member of the Board. Non-qualified stock options may also be granted to consultants of the Company.

Terms of Options. The options to be granted are of two types, (a) incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code, of 1986, as amended, and (b) nonqualified stock options. Only full-time salaried officers or employees, including any employee who is a Director of the Company, may be granted incentive stock options. The 2017 Option Plan provides that the terms of each option granted will include the following:

a. Exercise Price. The exercise price of any incentive stock option granted under the 2017 Option Plan to an individual who is not a 10% stockholder at the time the option is granted and the exercise price of any non-qualified stock granted under the 2017 Option Plan will be not be less than the fair market value of the shares of Common Stock subject to the option at the time the option is granted. The exercise price of any incentive stock option granted under the 2017 Option Plan to an individual who is a 10% stockholder at the time the option is granted will be not be less than 110% of the fair market value of the shares of Common Stock subject to the option at the time the option is granted. The exercise price of any non-qualified stock option granted under the 2017 Option Plan will be not less than the fair market value of the shares of Common Stock subject to the option at the time the option is granted.

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b. Payment of Exercise Price. Payment of the exercise price of stock options may be made by: (1) cash or wire transfer/certified check or bank check; (2) surrendering other shares of the Company’s Common Stock owned by the optionee for at least six months prior to the date of exercise, provided such shares have a fair market value on the date of exercise of the stock option equal to the aggregate exercise price of the Common Stock being purchased; (3) withholding such number of shares then issuable upon exercise of the option that have an aggregate fair market value equal to the exercise price for the option being exercised; or (4) a combination of the methods described above. Shares of our Common Stock withheld to pay the exercise price of a stock option or to pay the withholding taxes with respect to an award may not again be made available for issuance under the 2017 Stock Option Plan.

c. Vesting of Options. The Committee (as defined in the 2017 Option Plan) may provide that options will become exercisable according to a defined vesting schedule.

d. Option Terms. The term of each option will be fixed by the Committee, but will not exceed 10 years from the date the option was granted, or in the case of incentive stock options granted to a 10% stockholder, five years from the date the option was granted.

e. Employee’s Termination. If a participant’s employment with us is terminated “For Cause” as defined in the 2017 Option Plan, the Committee may, in its sole discretion, immediately terminate such participant’s right to any further vesting or exercisability with respect to any stock option granted under the 2017 Option Plan or may suspend the participant’s right to exercise the stock option pending a determination whether participant’s conduct is the basis for such For Cause termination. If the participant is an “executive officer” for purposes of Section 16 of the Exchange Act, such determination is subject to the approval of the Board.

Amendment, Termination and Change in Control. The Board of Directors may terminate or amend the 2017 Option Plan at any time. However, the Board of Directors may not amend the 2017 Option Plan without shareholder approval if such amendment:

●	would adversely affect the 2017 Option Plan’s compliance with the requirements of Rule 16b-3 or other applicable law;

●	would materially increase the benefits under the 2017 Option Plan;

●	would increase the number of shares issuable under the 2017 Plan; or

●	would modify the eligibility requirements under the Plan.

Additionally, any amendment or termination of the 2017 Option Plan may not adversely affect any option granted prior to such amendment or termination. However, any option may be modified or canceled if and to the extent permitted by the 2017 Option Plan or Agreement or with the consent of the participant to whom such option was granted.

In the event of a Change in Control all incentive stock options and non-qualified stock options shall become fully exercisable. A “Change of Control” generally means:

●	the acquisition by any person or group, other than the Company and certain related entities, of more than 50% of the outstanding shares of Common Stock;

●	a change in the majority of the members of the Board of Directors during any two year period which is not approved by at least two-thirds of the members of the Board of Directors who were members at the beginning of the two year period;

●	a merger or consolidation involving the Company in which the stockholders of the Company prior to the effective date of the transaction do not have more than 50% of the voting power of the surviving entity immediately following the transaction; or

●	the liquidation or dissolution of the Company.

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In the event of certain reorganizations, consolidations or mergers, each participant in the 2017 Option Plan will be entitled to receive options covering shares of the reorganized, consolidated or merged corporation in the same proportion as granted to the participant prior to such event at an equivalent exercise price, and subject to the same terms and conditions as the 2017 Option Plan.

Adjustments. Subject to any required action by the stockholders of the Company, if there is any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, combination or subdivision of shares, or other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares available for options and the number of shares subject to any outstanding options, which are not yet vested, and the price thereof, as applicable, will be appropriately adjusted.

Federal Tax Consequences:

Incentive Stock Options. An optionee does not recognize income on the grant of an incentive stock option. If an optionee exercises an incentive stock option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not realize any income by reason of the exercise, and the Company will be allowed no deduction by reason of the grant or exercise. The optionee’s basis in their shares acquired upon exercise will be the amount paid upon exercise. When the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, any gain or loss recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares and the basis in the shares.

If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (“Early Disposition”), the optionee will realize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of:

●	the amount realized on the Early Disposition, or

●	fair market value of the shares on the date of exercise, over the optionee’s basis in the shares.

The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be capital gain, provided the optionee holds the shares as a capital asset at the time of Early Disposition. If an optionee disposes of such shares for less than their basis in the shares, the difference between the amount realized and their basis will be a capital loss, provided the optionee holds the shares as a capital asset at the time of disposition.

The excess of the fair market value of the shares at the time the incentive stock option is exercised over the exercise price for the shares is an item of tax preference for purposes of the alternative minimum tax rules under the Code.

To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all of the Company’s plans) exceeds $100,000, such excess incentive stock options will be treated as nonqualified stock options for purposes of Section 422 of the Code.

Non-qualified Stock Options. An Optionee will realize no taxable income at the time an option is granted under the 2017 Option Plan. Ordinary income will generally be realized by the optionee at the time of the exercise of an option. The amount of income will be equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When an optionee disposes of shares of Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as capital gain, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as capital loss assuming the option is held as a capital asset.

The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income on the exercise of a nonqualified stock option.

The above described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change.

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Summary of the First Amendment

Pursuant to Rule 16b-3 of the Securities Exchange Act, as amended, and the NASDAQ rules, our stockholders are being asked to approve the First Amendment to the 2017 Option Plan at the Meeting to increase the number of shares of common stock issuable under the plan by an additional 600,000 shares. A copy of the First Amendment is set forth in “Appendix A” to this Proxy Statement.

Available Shares. If the First Amendment is adopted, the 2017 Option Plan will provide that the maximum number of shares of our Common Stock that may be issued under the 2017 Option Plan is 1,140,000 shares (subject to adjustment as provided in the 2017 Option Plan), of which 483,884 have previously been issued or reserved for issuance under the 2017 Option Plan. As of the record date, the fair market value of a share of our common stock was $5.58, based on the closing price of such stock as reported on NASDAQ on such date. Accordingly, the aggregate fair market value of the additional 600,000 shares of our Common Stock that may be granted under the 2017 Option Plan if the First Amendment is approved was $3,348,000 as of the record date. Shares of our Common Stock subject to options that are canceled or expired without being exercised will again be available for awards under the 2017 Option Plan. Shares of our Common Stock withheld to pay the exercise price of a stock option or to pay the withholding taxes with respect to an award may not again be made available for issuance under the 2017 Stock Option Plan. The shares of Common Stock to be delivered under the 2017 Option Plan will be made available from our authorized and unissued shares.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE FIRST AMENDMENT TO THE 2017 STOCK OPTION PLAN.

PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2020. Grant Thornton has been the Company’s independent registered public accounting firm since July 9, 2014. It is expected that representatives of Grant Thornton will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of this proposal.

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Grant Thornton.

The following table reflects the aggregate fees for the audit and other services provided by Grant Thornton LLP, the Company’s independent registered public accounting firm, for fiscal years 2019 and 2018:

Fee Type	2019	2018

Audit Fees (1)	$608,000	$535,000

Tax Fees (2)	113,000	110,000

Total	$721,000	$645,000

(1) Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, and work generally only the independent registered accounting firm can reasonably provide, such as consents and review of regulatory documents filed with the Securities and Exchange Commission.

(2) Fees for income tax planning, filing, and consulting.

The Audit Committee of the Company’s Board has considered whether Grant Thornton’s provision of the services described above for the fiscal years 2019 and 2018 was compatible with maintaining its independence.

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Engagement of the Independent Auditor

The Audit Committee approves in advance all engagements with the Company’s independent accounting firm to perform audit or non-audit services for us. All services under the headings Audit Fees and Tax Fees were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act. The Audit Committee’s pre-approval policy provides as follows:

●	The Audit Committee will review and pre-approve on an annual basis all audits, audit-related, tax and other services, along with acceptable cost levels, to be performed by the independent accounting firm and any member of the independent accounting firm’s alliance network of firms, and may revise the pre-approved services during the period based on later determinations. Pre-approved services typically include: audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management’s internal controls and specified tax matters.
●	Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval.
●	The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2019 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are providing stockholders with an advisory (non-binding) vote on the approval of the 2019 compensation of our named executive officers (this vote is sometimes referred to as “say on pay”). The Company submits such a “say on pay” vote to stockholders annually. Accordingly, you may vote on the following resolution at the 2020 annual meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2019, as disclosed pursuant to Item 402 of Regulation S-K, the accompanying compensation tables, and the related narrative discussion, in the Company’s 2020 Proxy Statement.”

As described in this Proxy Statement, our executive compensation programs are designed to enable us to attract, motivate, and retain executive talent, who are critical to our success. Our compensation is centered around a pay-for-performance philosophy. We believe that our executive compensation program, with its balance of cash incentives designed to reward achievement of key performance goals set for the year and longer-term equity-based incentives, compensates our executives for performance directly linked to stockholder value creation.

The vote on this Proposal 4 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors, and the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, BY ADVISORY (NON-BINDING) VOTE, OF THE 2019 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in our proxy materials, you must submit proposals for next year’s annual meeting in writing to our Secretary at our executive offices at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, on or prior to February 14, 2021. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

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In accordance with our Bylaws, a stockholder who intends to submit a proposal for consideration, but not for inclusion in our proxy materials, must provide written notice of the matter to our Secretary at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) must be received no earlier than March 24, 2021, and no later than April 23, 2021.

OTHER MATTERS AND INFORMATION

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Other Information

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including the financial statements and financial statement schedules, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available on our website at www.perma-fix.com or on the website maintained by the SEC at www.sec.gov. Printed copies of these materials are available free of charge (except for the costs of duplication and mailing in the case of exhibits to such documents) to stockholders who request them in writing from our corporate secretary at Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

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APPENDIX “A”

FIRST AMENDMENT

to

2017 STOCK OPTION PLAN

THIS FIRST AMENDMENT TO THE PERMA-FIX ENVIRONMENTAL SERVICES, INC. 2017 STOCK OPTION PLAN (the “First Amendment”) has been approved by the Compensation and Stock Option Committee (the “Compensation Committee”) of Perma-Fix Environmental Services, Inc. (the “Company”), and submitted for full board approval to the Board of Director of the Company (the “Board”), to be effective on May 29, 2020, subject to the approval of the shareholders of the Company.

WHEREAS, the charter of the Compensation Committee provides that the Compensation Committee shall be responsible for, among other things, “evaluating and approving the incentive and equity compensation plans and programs advisable for the Company, as well as evaluating and approving the modification or termination of existing plans and programs”; and

WHEREAS, the Compensation Committee has voted to approve the First Amendment for submission to the Board of Directors for its approval; and

WHEREAS, paragraph 8.1 of the 2017 Stock Option Plan (the “Plan”), provides that the Board may at any time, and from time to time and in any respect, amend or modify the Plan; and

WHEREAS, as of May 26, 2020, the maximum number of shares of common stock that may be issued under the Plan was 540,000 shares (subject to adjustment as provided in the 2017 Plan), of which 483,884 have previously been issued or reserved for issuance under the Plan, comprised of 21,884 shares that have been issued previously, and 462,000 shares issuable under outstanding options granted under the Plan; and

WHEREAS, in order to continue to attract, retain, and reward qualified employees and consultants of the Company, and to provide an additional incentive for such employees and consultants to render outstanding service to the Company and its stockholders, the Board is of the opinion that it is necessary that the maximum number of shares of Common Stock that may be issued under the Plan be increased from 540,000 to 1,140,000 shares (subject to adjustment as provided in the Plan).

NOW, THEREFORE, the following amendments to the Plan are unanimously adopted by the Board, subject to the approval of the shareholders of the Company:

Amendment to Section 4.1:

Section 4.1 of the Plan is hereby amended by deleting the number “540,000” and substituting in lieu thereof the number “1,140,000.”

The Plan is hereby amended and modified only to the extent specifically amended or modified by this First Amendment to the 2017 Stock Option Plan. None of the other terms, conditions or provisions of the Plan, is amended or modified by this First Amendment to the 2017 Stock Option Plan.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PermaFix® environmental services
A Nuclear Services and Waste Management Company

As a stockholder of Perma-Fix Environmental Services, Inc., you have the option of voting your shares electronically through the Internet or Smartphone, eliminating the need to return the proxy card. Your Smartphone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or Smartphone must be received by 11:59 p.m., Eastern Daylight Saving Time, on July 21, 2020.

INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend;
https://www.cstproxy.com/perma-fix/2020

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MOBILE VOTING –
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2, 3 AND 4. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 5.

1. ELECTION OF DIRECTORS — FOR ALL ☐ WITHHOLD AUTHORITY ☐
   (1) Dr. Louis F. Centofanti
   (2) Joseph T. Grumski
   (3) Joe R. Reeder
   (4) Larry M. Shelton
   (5) Zach P. Wamp
   (6) Mark A. Zwecker

(Instruction: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list above).

2. APPROVE THE FIRST AMENDMENT TO THE COMPANY'S 2017 STOCK OPTION PLAN. — FOR ☐ AGAINST ☐ ABSTAIN ☐

4. APPROVE, BY NON-BINDING VOTE, THE 2019 COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. — FOR ☐ AGAINST ☐ ABSTAIN ☐

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2020.**

Please sign exactly as your name appears herein, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

The 2020 Proxy Statement and our 2019 Annual Report to Stockholders are available at:

https://www.cstproxy.com/perma-fix/2020

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Perma-Fix Environmental Services, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

for the Virtual-Only Annual Meeting of Stockholders to be held July 22, 2020

The undersigned hereby appoints Mark Duff and Ben Naccarato, and each of them severally, as the undersigned's proxies, with full power of substitution, to attend the virtual-only Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") via live audio webcast located at **https://www.cstproxy.com/perma-fix/2020** on Wednesday, July 22, 2020, at 11:00 a.m. (EDST), and at any adjournment or postponement of that meeting, and to vote the number of shares of common stock of the Company held in the undersigned's name as of the close of business on June 2, 2020, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)